SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                                FORM 8-K/A
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                              May 2, 2005
              Date of Report (Date of earliest event reported)
            ____________________________________________________

                          In Full Affect, Inc.
          (Exact name of registrant as specified in its charter)

                              0-29545
                     (Commission File Number)

                              Nevada
              (State of incorporation or organization)

                             86-0972630
               (IRS Employer Identification Number)

         2920 North Swan Road, Suite 206
        Tucson, AZ                                       85212
       (Address of principal executive offices)          (ZIP Code)

                          (520) 977-9654
              (Telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

In a report on Form 8-K filed with the Securities & Exchange Commission (SEC)on February 18, 2004, the Company reported that, on January 10, 2005, the Board of Directors accepted
the resignation of Mitch Gutkowski and elected James A. Reskin to fill a vacancy on the Board. It was further reported that Mr. Reskin was elected as a director of the Company and that
Mr. Reskin accepted this appointment, and that  Mr. Reskin
was also appointed by the Board of Directors to serve as
Chief Executive Officer. It was further reported on the Form
8-K that the Board of Directors elected Kristen Edwards to
fill a vacancy on the Board. This report, signed by Mr. Reskin, was erroneous. Mr. Reskin apparently incorporated a Wyoming corporation named Select Media Communications, Inc., caused a Delaware corporation of the same name, of which Mitch Gutkowski was director and CEO, to merge into that company, and then changed the name of the Wyoming corporation to In
Full Affect, Inc. in anticipation of a merger of that company with the Registrant. Although agreed to in principal, that merger did not occur and was canceled when the Board of Directors of Registrant learned that Select Media Communications, Inc. was the subject of an SEC administrative proceeding to cancel its registration due to non-filing of
required reports.   The termination of the proposed merger of
Registrant with the Wyoming corporation was reported on Registrant?s 10-KSB Report filed with the SEC on April 15, 2005.

Neither Mr. Reskin nor Ms. Edwards have ever been elected or appointed as officers or directors of the Registrant. Registrant has no connection or affiliation of any kind with either the Wyoming corporation of the same name or with Select Media Communications, Inc. There has been no change in the officers or Directors of Registrant and Dan Hodges has been the CEO and sole Director of the Registrant continuously for all of 2004 and to the date of this report.

Item 8.01. Other Events. In the previous report filed with the SEC on February 18, 2005, it was reported that the registrant
Had been acquired as a non-operating subsidiary by the Wyoming corporation of the same name formed and controlled by Mr. Reskin, and that the sole director and sole officer of Registrant had resigned in connection with that acquisition. Neither statement is correct and the 8-K report filed and signed by Mr. reskin was both inaccurate and unauthorized by Registrant.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

None

(b) Pro Forma Financial Statements

None

(c) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tucson, Arizona on the 2nd day of May 2005.

IN FULL AFFECT, INC.


By: ____/s/_Dan Hodges_______
    Chief Executive Officer